EXHIBIT 10 (a)


     WRITTEN CONSENT OF JORDEN BURT BERENSON & JOHNSON, LLP





                              April 18, 1997







Great-West Life & Annuity Insurance Company
Maxim Series Account
8515 East Orchard Road
Englewood, Colorado  80111


Ladies and Gentlemen:

     We hereby consent to the use of our name under the caption "Legal Matters" in the
Prospectus contained in Post-Effective Amendment No. 3 to the Registration Statement on Form N-4
(File No. 33-82610) filed by Maxim Series Account of Great-West Life & Annuity Insurance
Company with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

                              Very truly yours,

                              /s/ Jorden Burt Berenson & Johnson
LLP

                              JORDEN BURT BERENSON & JOHNSON LLP



















     EXHIBIT 10 (b)


     WRITTEN CONSENT OF DELOITTE & TOUCHE LLP









INDEPENDENT AUDITORS' CONSENT


We consent to the use in the Post-Effective Amendment No. 3 to the Registration Statement
 on Form N-4 (Registration No. 33-82610) of Maxim Series Account of Great-West Life & Annuity
 Insurance Company of our reports on Maxim Series Account dated February 7, 1997 and on Great-
West Life & Annuity Insurance Company dated January 25, 1997, and to the reference to us under the heading "Independent Auditors" appearing in the Statement of Additional Information, which is a part of such Registration Statement.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Denver, Colorado
April 16, 1997




















     EXHIBIT 10 (c)


     WRITTEN CONSENT OF RUTH B. LURIE












               April 18, 1997



Great-West Life & Annuity Insurance Company
8515 East Orchard Road
Englewood, Colorado  80111



Re:  Maxim Series Account


Ladies and Gentlemen:

     I hereby consent to the use of my name under the caption "Legal Opinions" in the Prospectus for Maxim Series Account contained in the Registration Statement Form N-4 filed by Great-West Life & Annuity Insurance Company and Maxim Series Account with the Securities and Exchange Commission under the Securities Act of 1933, the Investment Company Act of 1940 and the amendments thereto.

               Sincerely,

               /s/ Ruth B. Lurie

               Ruth B. Lurie
               Vice President, Counsel
               and Associate Secretary